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                                                                  Exhibit 10.705
                                                                  EXECUTION COPY

                         REGISTRATION RIGHTS AGREEMENT dated as of November 20,
                    1994, between CIBA BIOTECH PARTNERSHIP, INC. (the "Shareholder"), a Delaware corporation and an indirect wholly owned subsidiary of CIBA-GEIGY LIMITED, a Swiss corporation ("Ciba"), and CHIRON CORPORATION, a Delaware corporation (the "Company").

          WHEREAS the respective Boards of Directors of the Shareholder and the Company have approved the acquisition of a minority interest in outstanding shares of Common Stock of the Company by Shareholder on certain terms and subject to certain conditions set forth in the Investment Agreement dated as of the date hereof (the "Investment Agreement") among Ciba, Ciba-Geigy Corporation, a New York Corporation ("CCorp"), the Shareholder and the Company;

          WHEREAS the Shareholder or an affiliate thereof may from time to time hereafter acquire additional securities of the Company in accordance with the terms of the Ancillary Agreements (as defined in the Investment Agreement); and

          WHEREAS the parties desire to set forth the terms and conditions relating to the sale by means of public


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offerings of securities of the Company owned by the Shareholder.

          NOW, THEREFORE, in consideration of the covenants and agreements contained herein, in the Investment Agreement and in the other Ancillary Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

          1. REGISTRATION RIGHTS. (a) REGISTRATION. If the Shareholder shall, at any time and from time to time, request the Company in writing to register under the Securities Act of 1933 (the "Act") any Securities held by it (whether for purposes of a public offering, an exchange offer or otherwise), the Company shall use all reasonable efforts to cause the prompt registration of all Securities specified in such request, and in connection therewith shall prepare and file on such appropriate form as the Company, in its reasonable discretion, shall determine, a registration statement under the Act to effect such registration and shall take such actions as shall be necessary or appropriate, in the Company's reasonable discretion, to have such Securities listed or approved for trading on any securities exchange or through any facility on which or through which Securities of such class are already traded.


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The Company agrees that no other holder of any securities of the Company to which registration rights are attached ("Registrable Securities") shall be entitled to include Registrable Securities in such registration if inclusion of such Registrable Securities could reduce the number of Shares to be sold by Shareholder in such registration.

          (b) WRITTEN NOTICE. Any request by the Shareholder pursuant to paragraph (a) of this Section 1 shall (i) specify the number and class of shares of Securities which the Shareholder intends to offer and sell, (ii) express the intention of the Shareholder to offer or cause the offering of such Securities,
(iii) describe the nature or method of the proposed offer and sale thereof and state whether such offer shall be made domestically or abroad, or both, and, if abroad, the country or countries in which such offer shall be made, (iv) contain the undertaking of the Shareholder to provide all such information regarding its holdings and the proposed manner of distribution thereof as may be required in order to permit the Company to comply with all applicable laws and regulations, foreign or domestic, including all requirements of the Securities and Exchange Commission (the "SEC"), any other applicable United States or foreign regulatory or self-regulatory body and any other body having jurisdiction and any securities exchange


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or trading facility on which or through which the Securities are to be listed or traded and to obtain acceleration of the effective date of any registration statement filed in connection therewith and (v) in the case of an underwritten public offering made domestically or abroad, or both, specify the managing underwriter or underwriters of such Securities, which shall be selected by the Shareholder and shall be reasonably acceptable to the Company.

          (c) CONDITION TO EXERCISE OF RIGHTS. The obligations of the Company under paragraph (a) of this Section 1 shall be subject to the limitations that the Company shall not be obligated to register, take other specified actions with respect to, or cooperate in the offering of, Securities upon the request of the Shareholder, (i) more than once in any 12-month period and (ii) unless, in the case of a class of equity Securities, the number of shares specified in such request pursuant to Section l(b)(i) shall be greater than 5% of the total number of shares of such class at the time issued and outstanding. Notwithstanding the foregoing, the failure of the Shareholder to own the minimum number or percent of Securities referred to in the preceding sentence at any time shall not affect the ability of the Shareholder to exercise


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its rights under this Agreement at any subsequent time when the Shareholder again owns such minimum number or percent.

          (d) Notwithstanding the foregoing, if the Company initiates a registration statement pursuant to this Section 1 and furnishes to the Shareholder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore desirable to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 60 days after receipt of the request of the Shareholder; provided, however, that the Company may not utilize this right more than once in any twelve month period.

          (e) INCIDENTAL REGISTRATION. If the Company shall at any time propose an underwritten offering for cash of any Securities, whether pursuant to a registration statement under the Act or otherwise, the Company shall give written notice as promptly as practicable of such proposed registration or offering to the Shareholder and shall use all reasonable efforts to include in such offering and, if such offering is pursuant to a registration statement under


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the Act, in such registration, any of the same class of such Securities held by the Shareholder as the Shareholder shall request within 20 calendar days after the giving of such notice, upon the same terms (including the method of distribution) as such offering; PROVIDED, HOWEVER, that (i) the Company shall not be required to give such notice or include any such Securities in any offering pursuant to a registration statement filed on Form S-8 or Form S-4 (or such other form or forms as shall be prescribed under the Act for the same purposes) or any registration statement for a dividend reinvestment or employee stock purchase plan and (ii) the Company may at any time prior to the effectiveness of any such registration statement or commencement of any such offering not pursuant to a registration statement, in its sole discretion and without the consent of the Shareholder, abandon the proposed offering in which the Shareholder had requested to participate. Notwithstanding the foregoing, the Company shall not be obligated to include such Securities in such offering if the Company is advised in writing by its managing underwriter or underwriters that such offering would in its or their opinion be materially adversely affected by such inclusion; PROVIDED, HOWEVER, that the Company shall in any case be obligated to include such number or amount of Securities in such offering as such


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managing underwriter or underwriters shall determine will not materially adversely affect such offering. Notwithstanding any other provisions of this
Section 1(e), if the underwriter advises the holders of Registrable Securities, including the Shareholder, in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of securities that may be included in the underwriting shall be allocated among all holders of Registrable Securities, including the Shareholder, electing to be included in such underwriting, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each holder; PROVIDED, HOWEVER, that the number of shares of Securities of the Shareholder to be included in such underwriting shall not be reduced unless all other securities issued after the date hereof to which registration rights attach are first entirely excluded from the underwriting.

          2. COVENANTS OF THE COMPANY. In connection with any offering of Securities pursuant to this Agreement, the Company shall:

          (a) furnish to the Shareholder such number of copies of any prospectus (including any preliminary prospectus), registration statement, offering memorandum or other offering document (including any


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     exhibits thereto or documents referred to therein) as the Shareholder may reasonably request and a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any securities exchange or trading facility) relating to such offering of Securities;

          (b) take such reasonable action as may be necessary to qualify such Securities for offer and sale under the securities, "blue sky" or other similar laws of such jurisdictions (including any foreign country or political subdivision thereof) as the Shareholder or any underwriter shall request;

          (c) enter into an underwriting agreement (or equivalent document in any foreign jurisdiction) containing representations, warranties, indemnities, contribution provisions and agreements then customarily included by an issuer in underwriting agreements (or such equivalent documents) in the form customarily used by the lead underwriter with respect to secondary distributions;

          (d) furnish unlegended certificates representing ownership of the Securities being sold in such


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     denominations as shall be requested by the Shareholder or the lead underwriter;

          (e) instruct the transfer agent and registrar to release any stop transfer orders with respect to the equity Securities being sold;

          (f) promptly inform the Shareholder (i) in the case of any domestic offering of Securities in respect of which a registration statement is filed under the Act, of the date on which such registration statement or any post-effective amendment thereto becomes effective (and, in the case of an offering abroad of Securities, of the date when any required filing under the securities and other laws of such foreign jurisdictions shall have been made and when the offering may be commenced in accordance with such laws) and (ii) of any request by the SEC, any securities exchange, government agency, self-regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or preliminary prospectus or prospectus included therein or any offering memorandum or other offering document relating to such offering;

          (g) upon any registration statement becoming effective pursuant to any registration under the Act


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     pursuant to this Agreement, file any necessary amendments or supplements to such registration statement and otherwise use its best efforts to keep such registration statement current for such period as the Shareholder shall request not to exceed nine months;

          (h) take such reasonable actions as may be necessary to have such Securities listed on or traded through the securities exchange or trading facility on which securities of the Company are then listed or traded;

          (i) promptly notify the Shareholder of the happening of any event as a result of which any registration statement or any preliminary prospectus or prospectus included therein or any offering memorandum or other offering document includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to the Shareholder as many copies of a supplement to or amendment of such offering document which shall correct such untrue statement or eliminate such omission, as the Shareholder shall request;


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          (j) take such other actions and execute and deliver such other documents as may be necessary or reasonably requested by the Shareholder in order to give full effect to the rights of the Shareholder under this Agreement.

          3. EXPENSES. (a) In connection with the first two exercises by the Shareholder of its rights under Section 1(a), the Company shall pay all expenses incurred in complying with Section 1(a) hereof, including, without limitation, all registration and filing fees (including all expenses incident to any filing with the National Association of Securities Dealers, Inc. or listing on or approval for trading through any securities exchange or trading facility), fees and expenses of complying with securities and "blue sky" laws (including those of counsel retained to effect such compliance), printing expenses and any stamp, duty or transfer tax (collectively "Registration Expenses"). In connection with each subsequent exercise by the Shareholder of his rights under Section 1(a), the Shareholder shall pay all of the Registration Expenses. Notwithstanding the foregoing (i) Shareholder shall pay all (x) underwriting discounts and commissions and printing expenses, (ii) the Company shall pay the fees and disbursements of its independent public accountants


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(including any such fees and expenses incurred in performing any special audits required in connection with any such offering and incurred in connection with the preparation of pro forma financial statements and comfort letters for any such offering), and (iii) each party shall pay the fees and expenses of its counsel.

          (b) All expenses incurred in complying with Section 1(e) hereof, including, without limitation, any Registration Expenses, shall be paid by the Company, except that (i) Shareholder shall pay all underwriting discounts, commissions and expenses specifically attributable to the inclusion in the offering under said Section 1(e) of the Securities being sold by Shareholder and
(ii) each party shall pay the fees and expenses of its counsel.

          4. INDEMNIFICATION. (a) COMPANY INDEMNITY. In the case of any offering or sale of Securities covered by this Agreement, the Company shall indemnify and hold harmless the Shareholder, and each person affiliated with or retained by the Shareholder and who may be subject to liability under any applicable foreign securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Act or any other statute or common law of the United States of America or any other country or political subdivision


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thereof, or otherwise, including any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under the indemnification or contribution provisions of any underwriting or similar agreement entered into by the Shareholder in connection with any offering or sale of Securities covered by this Agreement), and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Act, any "blue sky" laws, securities laws or other applicable laws of any jurisdiction relating to any actual or alleged action or inaction required of the Company in connection with such offering; PROVIDED, HOWEVER,


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that the indemnification agreement contained in this Section 4(a) shall not apply to such losses, claims, damages, liabilities or actions to the extent that such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission that shall have been made in reliance upon and in conformity with information identified in writing by the Company or the Shareholder as concerning the Shareholder and its security holdings in the Company and so identified for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto. Notwithstanding the foregoing, no underwriter or selling or placement agent shall be entitled to indemnification under this Agreement if such person shall have entered into a separate underwriting, agency or indemnification agreement with the Company that pertains to the same transaction.

          (b) SHAREHOLDER INDEMNITY. In the case of each offering or sale of Securities covered by this Agreement, the Shareholder shall, in the same manner and to the same extent as set forth in paragraph (a) of this Section 4,


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indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each person affiliated with or retained by the Company and who may be subject to liability under any applicable foreign securities laws, its directors and those officers of the Company who shall have signed any registration statement, offering memorandum or other offering document with respect to any statement in or omission from such registration statement, any preliminary prospectus or prospectus contained in such registration statement or from such offering memorandum or other offering document, as amended or supplemented, if such statement or omission shall have been made in reliance upon and in conformity with information identified in writing by the Company or the Shareholder as concerning the Shareholder and its security holdings in the Company and so identified for use in connection with the preparation of such registration statement, any preliminary prospectus or prospectus contained in such registration statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto.

          (c) PROCEDURE FOR INDEMNIFICATION. Each party indemnified under paragraph (a) or (b) of this Section 4, or under Section 7(f) hereof, shall, promptly after receipt of


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notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 4, or under Section 7(f) hereof, except to the extent that the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible


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hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. If the indemnifying party does not assume the defense thereof, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto. If any settlement of any claim is effected by the indemnified party prior to commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action hereunder, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, even if the indemnifying party has assumed the defense thereof, provided that the indemnifying party shall be relieved of the obligation hereunder to reimburse the indemnified party for the costs thereof, if the indemnifying party has so assumed the defense thereof.

          5. REGISTRATION RIGHTS OF THIRD PERSONS. The Company shall not grant any registration rights or other rights similar to the rights granted hereunder if such grant would in any way limit the Shareholder's rights hereunder, including with respect to any reduction in the number of Securities that may be included by the Shareholder in an offering made pursuant to Section 1(e).


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          6. TERMINATION OF OBLIGATIONS. Section 1 of this Agreement shall terminate and cease to be of any force and effect at such time as the Shareholder shall have the right to freely sell and transfer all the shares of Common Stock of the Company held at such time by the Shareholder.

          7. CERTAIN AGREEMENTS AND DEFINITIONS. (a) CALCULATION OF AMOUNTS. For purposes of this Agreement, the amount of any Securities outstanding at any time (and the amount of any Securities then beneficially owned by the Shareholder or any other person) shall be calculated on the basis of the information contained in the Company's most recent report filed with the SEC. For purposes of calculating the amount of Securities outstanding at any time (and the amount of Securities then beneficially owned by the Shareholder or any other person) all outstanding securities convertible into or exchangeable for such Securities shall be deemed to have been fully converted at such time.

          (b) "PERSON"; "AFFILIATE". As used in this Agreement, the term "person" shall have the meaning ascribed thereto in the Investment Agreement. As used in this Agreement, the term "affiliate" shall mean, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, or


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is controlled by, or is under common control with, such specified person.

          (c) "SECURITIES". As used in this Agreement, the term "Securities" shall include any Common Stock of the Company now owned or hereafter acquired, pursuant to the Investment Agreement, any Ancillary Agreement or otherwise, by the Shareholder, whether acquired in any transaction with the Company or another person, in any recapitalization of the Company, as a dividend or other distribution, as a result of any "split" or "reverse split", upon conversion or exercise of another security of the Company or any other person, or otherwise; PROVIDED, HOWEVER, that the term "Securities" shall not include any security of the Company acquired by the Shareholder in violation of an express covenant of the Shareholder contained in any Ancillary Agreement PROVIDED, HOWEVER, that in the event that convertible securities are issued by the Company to the Shareholder in accordance with the Governance Agreement, then the parties shall promptly amend this Agreement to reflect that such convertible securities are included within the term "Security", with other corresponding modifications hereto.

          (d) STOCK BOOKS. Except as otherwise provided by law for all holders of securities, the Company will not


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close its stock books or other registries against the transfer of any Security held by the Shareholder.

          (f) SECURITIES EXCHANGE ACT OF 1934. The Company shall at all times timely file such information, documents and reports as the SEC may require or prescribe under the Securities Exchange Act of 1934 (the "Exchange Act") and shall provide the Shareholder with two copies of each thereof or any other communication with or from the SEC. The Company shall, whenever requested by the Shareholder, notify the Shareholder in writing whether the Company has, as of the date specified by the Shareholder, complied with the Exchange Act reporting requirements to which it is subject for such period to such date as shall be specified by the Shareholder. The Company acknowledges and agrees that one of the purposes of the requirements contained in this Section 7(f) is to enable the Shareholder to comply with the current public information requirements contained in Paragraph (c) of Rule 144 under the Act (or any corresponding rule hereafter in effect) should the Shareholder ever wish to dispose of any Securities without registration under the Act in reliance upon Rule 144.

          (g) LISTING. Once initially listed or approved for trading, the Company shall maintain in effect any listing of Securities on the securities exchange or trading


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facility on which Securities of the Company are listed or traded, shall make all filings and take all other actions required under the rules of such exchange or facility and any applicable agreement, shall provide the Shareholder with two copies of each such filing or any other communication with such exchange or facility at the time at which such filing is made, and shall notify the Shareholder of any proceeding or other action taken by such exchange or facility or any other person which might have the effect of terminating or otherwise changing the status of such listing, forthwith upon the occurrence thereof. Notwithstanding the foregoing, the Company shall be entitled at any time to terminate any securities exchange listing or approval for trading through any trading facility for the entirety of any class of Securities.

          (h) LIMITATION ON SALES OF SECURITIES BY SHAREHOLDER. (i) In case of any registration, offering or sale contemplated by paragraph (a) of Section 1, the Company shall not include in such registration, offering or sale any Securities other than those beneficially owned by the Shareholder, and in case of any registration, offering or sale contemplated by paragraph (d) of Section 1, the Company shall not include in such registration, offering or sale any


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Securities other than those being offered by the Company and the Shareholder.

          (i) Shareholder shall use reasonable efforts to sell, and shall use all reasonable efforts to cause any underwriter retained by it to sell securities on a widely dispersed basis and not to sell securities to any person known to beneficially own 5% or more of the Company's outstanding voting securities.

          (j) "MARKET STAND-OFF" AGREEMENT. Shareholder hereby agrees that, during the 180 day period following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each shareholder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.


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          8. MISCELLANEOUS. (a) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

          (b) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be fully performed therein. All actions and proceedings arising out of or relating to this Agreement shall be brought by the parties and heard and determined only in a Delaware state court or a federal court sitting in that state and the parties hereto consent to jurisdiction


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                                                                              24

before and waive any objections of venue to the Delaware Chancery Court.

          (c) FURTHER ASSURANCES. Subject to the specific terms of this Agreement, each of the Shareholder and the Company shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the specific terms of this Agreement, each of the Shareholder and the Company shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders and decrees, obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other with all such information as the other may reasonably request in order to be able to comply with the provisions of this sentence.

          (d) PARTIES IN INTEREST. Except as herein otherwise specifically provided, nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corpo-


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                                                                              25

ration other than the Shareholder and the Company and their respective successors and permitted assigns.

          (e) WAIVERS, ETC. No failure or delay on the part of the Shareholder or the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure by the Shareholder or the Company therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (f) CHANGES OF LAW. If, due to any change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated hereby shall become impracticable or impossible, the parties hereto shall use their best efforts to find and employ an alternative means to achieve

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                                                                              26

the same or substantially the same result as that contemplated by such provision.

          (g) CONFIDENTIALITY. Subject to any contrary requirement of law and the right of a party to enforce its rights hereunder in any legal action, each party shall keep strictly confidential and shall cause its employees and agents to keep strictly confidential, any information which it or any of its agents or employees may acquire pursuant to, or in the course of performing its obligations under, any provision of this Agreement; PROVIDED, HOWEVER, that such obligations to maintain confidentiality shall not apply to information which (i) at the time of disclosure was in the public domain not as a result of acts by the receiving party or (ii) was in the possession of the receiving party at the time of disclosure.

          (h) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.

          (i) HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (j) COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed


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                                                                              27

counterpart shall be, and shall be deemed to be, an original instrument.

          (k) NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served, if in writing and delivered personally, by telegram or sent by registered mail, postage prepaid, to the parties at the addresses set forth in
Section 7.02 of the Investment Agreement or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telegram shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed.


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                                                                              28

          IN WITNESS WHEREOF, the Shareholder and the Company have duly executed this Agreement as of the day and year first above written.

                                     CHIRON  CORPORATION,

                                        by /s/ William J. Rutter
                                          --------------------------------------
                                            Name:
                                            Title:

                                     CIBA BIOTECH PARTNERSHIP, INC.,

                                        by /s/ McGraw
                                          --------------------------------------
                                            Name:
                                            Title: